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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement of Finlay Fine Jewelry Corporation on Form S-4 of our report, relating to the consolidated financial statements of Finlay Fine Jewelry Corporation as of January 31, 2004 and February 1, 2003 and for each of the three fiscal years in the period ended January 31, 2004, dated April 14, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph noting the change in fiscal 2002 in the method of accounting for goodwill and intangible assets to conform to Statement of Financial Accounting Standards No. 142 and the change in fiscal 2002 in the method of accounting for cash consideration received from a vendor to conform to Emerging Issues Task Force Issue No. 02-16), appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such prospectus.

/s/ DELOITTE & TOUCHE LLP
New York, New York July 7, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement of Finlay Fine Jewelry Corporation on Form S-4 of our report, relating to the consolidated financial statements of Finlay Enterprises, Inc., as of January 31, 2004 and February 1, 2003 and for each of the three fiscal years in the period ended January 31, 2004, dated April 14, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph noting the change in fiscal 2002 in the method of accounting for goodwill and intangible assets to conform to Statement of Financial Accounting Standards No. 142 and the change in fiscal 2002 in the method of accounting for cash consideration received from a vendor to conform to Emerging Issues Task Force Issue No. 02-16), appearing in Finlay Enterprises, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 2004, filed on April 15, 2004, as amended by Amendment No. 1 on Form 10-K/A, filed on April 23, 2004, and to the reference to us under the heading "Experts" in the Prospectus.

/s/ DELOITTE & TOUCHE LLP
New York, New York July 7, 2004

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM